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                                                                   Exhibit 10.55

                                     BYLAWS

                                       OF

              JUVENILE AND JAIL FACILITY MANAGEMENT SERVICES, INC.


                                    ARTICLE I

                       NAME AND OFFICES OF THE CORPORATION

         The affairs of the corporation shall be conducted using the name Juvenile and Jail Facility Management Services, Inc. or such other name or names as the Board of Directors may from time to time authorize. The corporation may have such offices, either within or without the State of Tennessee, as the Board of Directors may designate or as the business of the corporation may require from time to time.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. Annual Meetings. An annual meeting of shareholders for the purposes of electing directors and transacting such other business as may properly come before the meeting shall be held within six (6) months of the last day of the fiscal year at 10:00 a.m., or on such other date or at such other time, or both, as shall be designated from time to time by the Board of Directors, the Chairman of the Board, or the President.

         Section 2. Special Meetings. A special meeting of shareholders may be called for any purpose or purposes by the Board of Directors, the Chairman of the Board, or the President, and shall be called by the Chairman of the Board or the President whenever shareholders owning at least twenty (20) percent of the votes entitled to be cast on any issue proposed to be considered at a proposed special meeting sign, date, and deliver to the Secretary one (1) or more written demands for the meeting describing the purpose or purposes for which the meeting is to be held.

         Section 3. Place of Meetings. Annual and special meetings of shareholders shall be held at the principal office of the corporation or at such other place, either within or without the State of Tennessee, as the Board of Directors, the Chairman of the Board, or the President shall designate.

         Section 4. Notice of Meetings. Notice stating the date, time, and place of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is being called, shall be provided to each shareholder entitled to vote at such meeting no fewer than ten (10) days nor


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more than two (2) months before the date of such meeting. In the case of special meetings of shareholders, the notice of meeting shall include the purpose or purposes for which the meeting is being called. Notice may be in writing, or oral if reasonable in the circumstance, and notice shall be deemed provided when received or, if mailed, when deposited in the United States mail addressed to the shareholder at his or her address as it appears in the corporation's current record of shareholders, with first class postage affixed thereon. When a meeting is adjourned to another date, time, or place, it shall not be necessary to provide any notice of the adjourned meeting if the new date, time, or place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the original meeting. If after the adjournment, however, the Board of Directors fixes a new record date for the adjourned meeting pursuant to Section 9 of this Article II, a new notice of the adjourned meeting shall be provided.

         Section 5. Waiver of Notice. A shareholder may waive in writing any notice required by these Bylaws, provided that the waiver must be signed by the shareholder entitled to the notice and must be delivered to the corporation for inclusion in the minutes or for filing with the corporate records. A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

         Section 6. Quorum and Voting. The holders of a majority of shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum. Once a share is represented for any purpose at a meeting, the holder of such share is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for the adjourned meeting. A meeting may be adjourned despite the absence of a quorum. If a quorum exists, action on a matter, other than the election of directors, is approved by the shareholders if the votes cast favoring the action exceeds the votes cast opposing the action.

         Section 7. Proxies. A shareholder may vote his or her shares in person or by proxy and may appoint a proxy to vote or otherwise act for him or her by signing a proxy or other appointment form, either personally or by his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent of the corporation authorized to tabulate votes. An appointment is valid for eleven (11) months unless another period is expressly provided in the proxy or other appointment form. An appointment of a proxy is revocable by the shareholder unless the proxy or other appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest, as provided in the Tennessee Business Corporation Act.

         Section 8. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting. If all shareholders entitled to vote on the action consent to taking such action without a meeting, the affirmative vote of the number of


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shares that would be necessary to authorize or take such action at a meeting is the act of the shareholders. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each shareholder entitled to vote on the action in one (1) or more counterparts, and indicating each shareholder's vote or abstention on the action, and such written consent or consents must be delivered to the corporation for inclusion in the minutes or for filing with the corporate records. A consent effected as provided in this section shall have the effect of a meeting vote and may be described as such in any document.

         Section 9. Record Date. For the purpose of determining the shareholders entitled to notice of or entitled to vote at any meeting of shareholders, or for the purpose of determining the shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may fix a future date as the record date for such purpose, provided that such record date shall not be more than seventy (70) days before the meeting or action requiring a determination of shareholders. If no record date is fixed by the Board of Directors: (i) the record date shall be at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the eleventh day next preceding the day on which such meeting is held; (ii) the record date for the determination of shareholders entitled to consent to an action in writing without a meeting shall be at the close of business on the eleventh day next preceding the date on which the first shareholder, being entitled so to do, signs such a consent; and (iii) the record date for the determination of shareholders for any other purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution or resolutions relating thereto. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than four (4) months after the date fixed for the original meeting.

         Section 10. List of Shareholders. After a record date has been fixed for a meeting, the Secretary shall prepare or cause to be prepared a complete list of the shareholders entitled to notice of the meeting, arranged in alphabetical order by class of stock and series, if any, and showing the address of each shareholder and the number of shares registered in the name of the shareholder. The shareholders' list shall be available for inspection by any shareholder, beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the Corporation's principal office or at the place identified in the meeting notice in the city where the meeting will be held, If the right to vote at any meeting is challenged, the person presiding thereat may rely on such list as evidence of the right of the person challenged to vote at such meeting.



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                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. Management. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors.

         Section 2. Number. The number of directors of the corporation shall be as fixed from time to time by the Board of Directors; provided, however, that at no time shall the number be fixed at less than three (3) or more than seven (7).

         Section 3. Election and Term of Office. Except in the case of the filling of vacancies, directors shall be elected at the annual meeting of shareholders by a plurality of the votes cast by shareholders entitled to vote in the election, a quorum being present. Each director, including a director elected to fill a vacancy, shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.

         Section 4. Resignation. Any director may resign at any time by delivering written notice to the Board of Directors, the Chairman of the Board, the President, or the corporation. A resignation shall be effective when notice thereof is so delivered, unless the notice specifies a later effective date.

         Section 5. Removal. One or more directors may be removed with or without cause by a vote of the shareholders or with cause by a vote of a majority of the number of directors then prescribed. A director may be removed only at a meeting called for the purpose, and the notice of the meeting must state that the purpose, or one (1) of the purposes, of the meeting is the removal of a director or directors.

         Section 6. Annual and Other Regular Meetings. An annual meeting of the Board of Directors shall be held immediately following the annual meeting of shareholders, at the place of such annual meeting of shareholders. The Board of Directors may provide for the holding of other regular meetings of the Board of Directors, and may fix the dates, times, and places thereof.

         Section 7. Special Meetings. A special meeting of the Board of Directors shall be held whenever called by the Chairman of the Board, the President, or any two (2) directors, at such date, time, and place as may be specified by the person or persons calling the meeting.

         Section 8. Notice. Notice of an annual or other regular meeting of the Board of Directors need not be provided. Notice stating the date, time, and place of any special meeting of the Board of Directors shall be provided to each director in writing, or it may be provided orally if reasonable in the circumstances, no fewer than two (2) days before such meeting. Notice shall be deemed provided when received or, if mailed, five (5) days after it is deposited in the United States mail addressed to the director at his or her address as it appears in the corporation's current record of directors, with first class postage affixed thereon. Notice of an adjourned meeting need not be given if the time and place to which such meeting is adjourned are fixed at the meeting at which the adjournment is taken and if the period of adjournment does not exceed one (a) month in any one (1)


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adjournment. At the adjourned meeting, the Board of Directors may transact any business that might have been transacted at the original meeting.

         Section 9. Waiver of Notice. A director may waive in writing any notice required by these Bylaws, provided that the waiver must be signed by the director entitled to the notice and must be filed with the minutes or corporate records. A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless the director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         Section 10. Quorum and Voting. A majority of the number of directors then in office shall constitute a quorum for the transaction of business, provided that at no time shall a quorum consist of fewer than one-third (1/3) of the number of directors then prescribed. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors. A director who is present at a meeting of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (i) the director objects at the beginning of the meeting (or promptly upon his or her arrival) to holding the meeting or transacting business at the meeting; (ii) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (iii) the director delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

         Section 11. Telephone Meetings. Any or all directors may participate in a meeting of the Board of Directors by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting may simultaneously hear each other during the meeting, and participation in such a meeting shall constitute presence in person at such a meeting.

         Section 12. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting. If all directors consent to taking such action without a meeting, the affirmative vote of the number of directors that would be necessary to authorize or take such action at a meeting is the act of the Board of Directors. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each director in one (1) or more counterparts, and indicating each director's vote or abstention on the action, and such written consent or consents shall be included in the minutes or filed with the corporate records reflecting the action taken. Any action taken under this section shall be effective when the last director signs the consent, unless the consent specifies a different effective date. A consent effected as provided in this section shall have the effect of a meeting vote and may be described as such in any document.

         Section 13. Executive Committee. The Board of Directors, by the vote of a majority of the directors then in office, may create an Executive Committee of the Board of Directors consisting of one (1) or more directors, who shall serve at the pleasure of the Board of Directors. Subject to any



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specific directions or restrictions given by the Board of Directors, the
Executive Committee may exercise all the authority of the Board of Directors, except that the Executive Committee may not: (i) authorize distributions to shareholders, except according to a formula or method prescribed by the Board of Directors; (ii) approve or propose to the shareholders action that the Tennessee Business Corporation Act requires to be approved by shareholders; (iii) fill vacancies on the Board of Directors or on any committee of the Board of Directors; (iv) amend the Charter of the corporation pursuant to the provision of the Tennessee Business Corporation Act allowing the amendment of corporate charters by boards of directors; (v) amend or repeal these Bylaws or adopt new bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (viii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except within limits specifically prescribed by the Board of Directors. So far as applicable, the provisions of Sections 7 through 13 of this
Article III shall apply to the Executive Committee as well as to the Board of Directors. The Executive Committee shall report its acts and proceedings to the Board of Directors at the next following regular meeting of the Board of Directors and at such other time or times as the Board of Directors shall request.

         Section 14. Other Committees. The Board of Directors, by the vote of a majority of the directors then in office, may designate one or more committees of the Board of Directors other than the Executive Committee, each such committee to consist of one (1) or more directors, who shall serve at the pleasure of the Board of Directors. Any such committee, to the extent specified by the Board of Directors, may exercise the authority of the Board of Directors, except that no such committee may exercise any authority forbidden to the Executive Committee by Section 13 of this Article III. So far as applicable, the provisions of Section 13 of this Article III shall apply to each such committee as well as to the Executive Committee, whether or not there is an Executive Committee.

         Section 15. Reliance Upon Information, Opinions, Reports, or Statements. To the full extent allowed by law, a director shall be, in the performance of his or her duties, protected in relying in good faith upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (iii) a committee of the Board of Directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

         Section 16. Compensation. Directors and members of any committee created by the Board of Directors shall be entitled to such reasonable compensation for their services as directors and members of such committee as shall be fixed from time to time by the Board or a committee thereof, and shall also be entitled to reimbursement for any reasonable expenses incurred in attending meetings of the Board or of any such committee meetings. Any director receiving such


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compensation shall not be barred from serving the corporation in any other capacity and receiving reasonable compensation for such other services.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. General. The corporation shall have a President and a Secretary, and may have a Chairman of the Board, Vice Chairman of the Board, one or more Vice Presidents, a Treasurer, and such other officers as may from time to time be deemed advisable by the Board of Directors, the Chairman of the Board, or the President. Any two (2) or more offices may be held by the same person, except the offices of President and Secretary. The Chairman of the Board, Vice Chairman of the Board, the President, any Vice President, the Secretary, and the Treasurer shall be appointed by the Board of Directors. Each other officer may be appointed by the Board of Directors, the Chairman of the Board, or the President. Each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of shareholders and until his or her successor has been appointed and qualified, or until his or her earlier death, resignation, or removal. The Chairman of the Board and Vice Chairman of the Board must be a director of the corporation. Any other officer may be, but is not required to be, a director of the corporation. Each officer shall have the authority and perform the duties set forth in these Bylaws or, to the extent consistent with these Bylaws, the duties prescribed by the Board of Directors or prescribed by an officer authorized by the Board of Directors to prescribe the duties of other officers.

         Section 2. Resignation. Any officer may resign at any time by delivering notice to the corporation. A resignation shall be effective when notice thereof is so delivered, unless the notice specifies a later effective date.

         Section 3. Removal. The Board of Directors may remove any officer at any time with or without cause, and any officer appointed by another officer may be removed likewise by such other officer.

         Section 4. Vacancies. Any vacancy occurring in any office for any reason may be filled by the Board of Directors or by an officer having the power of appointment with respect to the office in question.

         Section 5. Reliance Upon Information, Opinions, Reports, or Statements. To the full extent allowed by law, an officer shall be, in the performance of his or her duties, protected in relying in good faith upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the corporation whom the officer reasonably believes to be reliable and competent in the matters presented; or (ii) legal counsel, public accountants, or other persons as to matters the officer reasonably believes are within the person's professional or expert competence.


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         Section 6. Chairman of the Board. The Chairman of the Board, when present, shall preside at all meeting of the Board of Directors. The Chairman of the Board shall also perform such other duties and have such other powers as the Board of Directors shall from time to time prescribe.

         Section 7. Vice Chairman of the Board. In the absence of the Chairman of the Board or in the event of his or her refusal to act, the Vice Chairman of the Board may perform the duties of the Chairman of the Board, and when so acting shall have all powers of and be subject to all the restrictions upon the Chairman. The Vice Chairman of the Board shall also perform such other duties and have such other powers as the Board of Directors or the Chairman of the Board may from time to time prescribe.

         Section 8. President. The President may be, but is not required to be, the chief executive officer of the corporation. The President shall exercise general supervision over the management of the business and affairs of the corporation and shall perform such other duties and have such other powers as the Board of Directors shall from time to time prescribe.

         Section 9. Vice Presidents. In the absence of the President or in the event of his or her inability or refusal to act, the Vice President, or in the event there is more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their appointment, may perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall also perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

         Section 10. Secretary and Assistant Secretaries. The Secretary shall, when possible, attend all meetings of the shareholders and all meetings of the Board of Directors, shall prepare or supervise the preparation of minutes of the proceedings of the shareholders, the Board of Directors, and the Executive Committee and other committees, and shall keep such minutes, along with all written consents to action without a meeting, in a book or books devoted to that purpose. The Secretary shall be the officer primarily responsible for authenticating records of the corporation. The Secretary shall keep a record of the shareholders of the corporation, arranged alphabetically for class and series, if any, giving the names and addresses of all shareholders and the number of shares held by each, and shall cause such a list as of the appropriate record date to be open for inspection prior to and at any meeting of shareholders, as provided in Section 10 of Article II. The Secretary shall give, or cause to be given, notice of meetings of the shareholders and special meetings of the Board of Directors. The Secretary shall also perform such other duties as are generally performed by a secretary of a corporation and, in addition, shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe. Any Assistant Secretary may, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. Each Assistant Secretary shall also perform such other duties and have such other powers as the Board of Directors, the President, or the Secretary may from time to time prescribe.


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         Section 11. Treasurer and Assistant Treasurers. The Treasurer shall have custody of the corporation's funds and securities, shall keep or cause to be kept full and accurate accounts of receipts and disbursements, and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as ordered by the Board of Directors or by an officer authorized by the Board of Directors so to order, taking proper vouchers for such disbursements, and shall render to the Board of Directors, the Chairman of the Board, and the President an account of all his or her transactions as Treasurer and of the financial condition of the corporation. The Treasurer shall also perform such other duties as are generally performed by a treasurer of a corporation and, in addition, shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe. Any Assistant Treasurer may, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties of the Treasurer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Treasurer. Each Assistant Treasurer shall also perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe.

                                    ARTICLE V

                                 SHARES OF STOCK

         Section 1. Certificates. Unless the Board of Directors authorizes the issuance of some or all of the shares of the corporation as uncertificated shares, the shares of the corporation shall be represented by certificates signed on behalf of the corporation by the Chairman of the Board, the President, or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary. The certificates shall be in such form as shall be approved by the Board of Directors and shall be numbered and registered in the order issued. Each certificate shall include, as a minimum, the name of the corporation and that the corporation is organized under the laws of the State of Tennessee, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, the certificate represents.

         Section 2. Lost, Destroyed, or Stolen Certificates. The corporation may issue a new certificate in the place of any certificate previously issued and alleged to have been lost, destroyed, or stolen, on production of such evidence of loss, destruction, or theft as the Board of Directors may require. The Board of Directors may require the owner of such lost, destroyed, or stolen certificate, or his or her legal representative, to provide to the corporation a bond in such sum as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the Board of Directors, to indemnify the corporation against any claims, loss, liability, or damage it may suffer on account of issuing a new certificate.

         Section 3. Transfers of Shares. Transfers of shares of the corporation shall be made on the stock transfer books of the corporation only as permitted in this section and only by the holder of record thereof, or by his or her duly authorized attorney, upon surrender for cancellation of the


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certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed with such proof of the authenticity of the signature and of authority to transfer as the corporation may require. The corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable, or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

                                   ARTICLE VI

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS

         Section 1. Indemnification and Advancement of Expenses. The corporation shall indemnify and advance expenses to each director and officer of the corporation, or any person who may have served at the request of the corporation's Board of Directors or its President as a director or officer of another corporation (and, in either case, such person's heirs, executors, and administrators), to the full extent allowed by the laws of the State of Tennessee, both as now in effect and as hereafter adopted. The corporation may indemnify and advance expenses to any employee or agent of the corporation who is not a director or officer (and such person's heirs, executors, and administrators) to the same extent as to a director or officer, if the Board of Directors determines that doing so is in the best interests of the corporation.

         Section 2. Non-Exclusivity of Rights. The indemnification and expense advancement provisions of Section 1 of this Article VI shall not be exclusive of any other right which any person (and such person's heirs, executors and administrators) may have or hereafter acquire under any statute, provision of the Charter, provision of these Bylaws, resolution adopted by the shareholders, resolution adopted by the Board of Directors, agreement, or insurance (purchased by the corporation or otherwise), both as to action in such person's official capacity and as to action in another capacity.

         Section 3. Insurance. The corporation may maintain insurance, at its expense, to protect itself and any individual who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation's Board of Directors or its President as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss under this Article or the Tennessee Business Corporation Act.



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

                                   ARTICLE VII

                                   FISCAL YEAR

         The fiscal year of the corporation shall be fixed by the Board of Directors, and in the absence of such determination, shall be the calendar year.

                                  ARTICLE VIII

                                 CORPORATE SEAL

         The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

                                   ARTICLE IX

                               AMENDMENT TO BYLAWS

         These Bylaws may be amended or repealed, and new Bylaws may be adopted, by the Board of Directors or the shareholders, but no such action may be taken at any annual or special meeting of shareholders unless notice of such action is contained in the notice of such meeting.



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